Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Statements on Schedule 13D or Schedule 13G, as applicable (including amendments thereto), with regard to the securities of Vacasa, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to any such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of February 14, 2022.

RW INDUSTRIOUS BLOCKER L.P.
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title: Director

RW VACASA AIV L.P.
By: Riverwood Capital III L.P., its general partner
By: Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title: Director

RIVERWOOD CAPITAL PARTNERS II (PARALLEL – B) L.P
By: Riverwood Capital II L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title:	Director

RCP III (A) BLOCKER FEEDER L.P.
By: Riverwood Capital III L.P., its general partner
By: Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title:	Director

RCP III BLOCKER FEEDER L.P.
By: Riverwood Capital III L.P., its general partner
By: Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title:	Director

RCP III VACASA AIV L.P.
By: Riverwood Capital III L.P., its general partner
By: Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title:	Director

RCP III (A) VACASA AIV L.P.
By: Riverwood Capital III L.P., its general partner
By: Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS III (PARALLEL-B) L.P.
By: Riverwood Capital III L.P., its general partner
By: Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title:	Director

RIVERWOOD CAPITAL II L.P.
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title:	Director

RIVERWOOD CAPITAL GP II LTD.

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title:	Director

RIVERWOOD CAPITAL III L.P.

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title: Director

RIVERWOOD CAPITAL GP III LTD

By:	/s/ Jeffrey Parks
Name: Jeffrey Parks
Title: Director